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EXHIBIT 10.1


                                                                [EXECUTION COPY]




                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                            JAMES RIVER COAL COMPANY

                                     AND THE

                         SHAREHOLDERS IDENTIFIED HEREIN

                                DATED MAY 6, 2004

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                                TABLE OF CONTENTS

                                                                            PAGE

1.      Demand Registration....................................................1
2.      Piggyback Registrations................................................2
3.      Registration Procedures................................................4
4.      Participations in Underwritten Registrations...........................8
5.      Holdback Agreement.....................................................9
6.      Indemnification........................................................9
7.      Covenants Relating to Rule 144........................................12
8.      Other Registration Rights.............................................12
9.      Definitions...........................................................13
10.     Miscellaneous.........................................................16


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                          REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT is made and entered into as of May 6, 2004, by and among James River Coal Company, a Virginia corporation (the "COMPANY"), and the holders (each a "Shareholder" and, collectively, the "SHAREHOLDERS") of Common Stock ("COMMON STOCK") of the Company signatory hereto.

        WHEREAS, pursuant to the First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code of James River Coal Company, ET AL., dated as of May 6, 2004 (the "CHAPTER 11 PLAN"), upon satisfaction of certain conditions set forth therein, the Company will issue Common Stock to the Shareholders in satisfaction of the Allowed Senior Secured Claims; and

        WHEREAS, pursuant to the Chapter 11 Plan, the Company is required to enter into this Agreement with the Shareholders in order to grant them certain registration rights with respect to the Common Stock;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.      DEMAND Registration

                (a) DEMAND NOTICE. At any time after the date hereof, Beneficiaries holding not less than 33% of the Registrable Shares then outstanding may request in writing (a "DEMAND NOTICE") that the Company file a registration statement under the Securities Act to register Registrable Shares under the Securities Act for public sale (the "DEMAND RIGHTS"). Such Demand Notice must be provided by to the Company in writing and must designate the specific number of Registrable Shares proposed to be sold by each of the Beneficiaries in such public offering and the proposed plan of distribution for the Registrable Shares. Prior to providing the Company with any such Demand Notice, any Beneficiary intending to present a Demand Notice to the Company shall provide reasonable notice to the other Beneficiaries of its intention to present such Demand Notice and provide such other Beneficiaries with the opportunity to sell Registrable Shares in connection with such registration.

                (b) SHELF REGISTRATION. The Company shall use its reasonable best efforts to cause to be filed with the SEC as promptly as practicable after the receipt of the Demand Notice a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the Registrable Shares listed in the Demand Notice(the "INITIAL SHELF REGISTRATION"). The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Shares for resale by Beneficiaries. Other than registration of shares issued to the Company's employees, officers or directors, the Company shall not permit any securities other than such Registrable Shares to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

                (c) SHELF EFFECTIVENESS DATE. The Company shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as promptly as practicable after the date the Initial Shelf Registration is first filed with the SEC (the


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"SHELF EFFECTIVENESS DATE") and to keep the Initial Shelf Registration continuously effective under the Securities Act until all Registrable Shares covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, a Subsequent Shelf Registration or otherwise (the "SHELF EFFECTIVENESS PERIOD"); provided, however, that no Beneficiary shall be entitled to be named as a selling securityholder in the Shelf Registration or to use the prospectus forming a part thereof for resales of Registrable Shares unless such Beneficiary has provided the Company, within five Business Days after receipt of a request therefor, with the information required by the paragraph immediately under Section 3(xvii); and provided, further, that the Shelf Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

                (d) WITHDRAWAL OF STOP ORDERS; SUBSEQUENT SHELF REGISTRATIONS. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Shelf Effectiveness Period (other than because of the sale of all of the Registrable Shares), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Shelf Registration Statement in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement pursuant to Rule 415 covering all of the Registrable Shares covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "SUBSEQUENT SHELF REGISTRATION"). If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for the duration of the Shelf Effectiveness Period.

                (e) SUPPLEMENTS AND AMENDMENTS. The Company shall promptly supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act.

        2.      Piggyback Registrations.

                (a) RIGHT TO INCLUDE REGISTRABLE SHARES. If the Company, at any time while Registrable Shares are outstanding, proposes after the date hereof to effect a Piggyback Registration, it will at such time give prompt written notice (a "NOTICE OF PIGGYBACK REGISTRATION") to all Beneficiaries of its intention to do so and of such Beneficiaries' rights under this SECTION 2, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. Upon the written request of any such Beneficiary made within 30 days after such Notice of Piggyback Registration (which request shall specify the Registrable Shares intended to be disposed of by such Beneficiary), the Company will, subject to the other provisions of this Agreement, include in the registration statement relating to such Piggyback Registration all Registrable Shares that the Company has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with


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such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give prompt written notice of such determination to each Beneficiary and, thereupon,
(i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Shares for the same period as the delay in registering such other securities.

                (b) UNDERWRITTEN PIGGYBACK OFFERINGS. If the Company, at any time while Registrable Shares are outstanding, proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of SECTION 2(D), use its reasonable best efforts, unless otherwise requested by any Beneficiary, to arrange for such underwriters to include the Registrable Shares to be offered and sold by such Beneficiary among the securities to be distributed by such underwriters, and such Beneficiary shall be obligated to sell its Registrable Shares in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. The Beneficiaries holding Registrable Shares to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriter or underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations.

                (c) PRIORITY IN CUTBACK REGISTRATIONS. If the Managing Underwriter with respect to a Piggyback Registration advises the Company and the Requesting Beneficiaries that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Shares) exceed the number which can be sold in such offering without a reduction in the anticipated number of, or in the selling price anticipated to be received for, the securities to be sold in such Public Offering, then:

                        (i) if such registration is a primary registration on behalf of the Company, the Company will include therein: (x) first up to the full amount of securities to be included therein for the account of the Company that, in the opinion of the Managing Underwriter, can be sold, and (y) second, up to the full amount of Registrable Shares which the Requesting Beneficiaries propose to include in such registration that, in the opinion of the Managing Underwriter, can be sold without adversely affecting the success of the offering; and

                        (ii) if such registration is an underwritten secondary registration on behalf of holders of equity securities of the Company, the Company will include therein: (x) first up to the full amount of securities to be included therein for the account of the Company that, in the opinion of the Managing Underwriter, can be sold, (y) second, up to the full amount of Registrable Shares which the Requesting Beneficiaries propose to include in such registration that, in the opinion of the Managing Underwriter, can be sold, and
(z) third, all other securities proposed to be sold by any other Persons that, in the opinion of the Managing Underwriter, can be sold without adversely affecting the success of the offering.


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To the extent that the number of securities held by any particular group to be included in any such offering must, in the opinion of the Managing Underwriter, be so reduced, the aggregate number of shares held by such group that, in the opinion of the Managing Underwriter, can be sold in such offering, will be allocated pro rata among the members of such group in proportion to the number of securities eligible for registration in such offering held by each member of such group (or, in the case of such a group other than the Beneficiaries, in accordance with the priorities then existing among the Company and such holders or, if none, as the Company may otherwise determine).

        3. Registration Procedures. (a) If and whenever the Company is required to effect the registration of any Registrable Shares under the Securities Act pursuant to SECTIONS 1 OR 2, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible, use its reasonable best efforts to:

                        (i)     In the case of a registration pursuant to
Section 2, prepare and file with the Commission as soon as practicable the requisite registration statement to effect such registration and to cause such registration statement to become and remain effective until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act) and (ii) 180 days after such registration statement becomes effective, or such longer period as in the opinion of counsel for the Managing Underwriter, if any, a prospectus is required by law to be delivered in connection with sales of Registrable Shares by an underwriter or dealer; PROVIDED that as far in advance as practical before filing such registration statement or any amendment thereto, the Company will furnish to the Requesting Beneficiaries copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such Beneficiary shall have the opportunity to object to any information pertaining solely to such Beneficiary that is contained therein and the Company will make the corrections reasonably requested by such Beneficiary with respect to such information prior to filing any such registration statement or amendment;

                        (ii) prepare and file with the Commission such amendments and supplements to any registration statement filed pursuant to this Agreement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement, in accordance with the intended methods of disposition thereof for the period set forth in Section 1(b) above or in Section 3(i) above, as applicable;

                        (iii) promptly notify each Beneficiary in the case of a Shelf Registration Statement and each Requesting Beneficiary in the case of a registration statement filed pursuant to Section 2 and the Managing Underwriter, if any:

                (A) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed


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        and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                (B) of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

                (C) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement; and

                (D) of the receipt by the Company of any notification with respect to the suspension of the effectiveness of such registration statement;

                        (iv) furnish to each seller of Registrable Shares covered by any registration statement filed pursuant to this Agreement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Shares, and such other documents, as such seller may reasonably request to facilitate the intended disposition of its Registrable Shares;

                        (v) register or qualify all Registrable Shares covered by any registration statement filed pursuant to this Agreement under such other securities or blue sky laws of such jurisdictions as each Beneficiary shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Beneficiary to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Beneficiary, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this PARAGRAPH (V) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to take any action which would subject it to general service of process in any jurisdiction wherein it would not but for the requirements of this PARAGRAPH (V) be so subject;

                        (vi) notify each Beneficiary covered by any registration statement filed pursuant to this Agreement, (A) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (B) of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and, (C) at the request of any such Beneficiary, promptly prepare and furnish to such Beneficiary a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state


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a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (vii) make available for inspection by any Beneficiary covered by any registration statement filed pursuant to this Agreement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each Beneficiary agrees by acquisition of its Registrable Shares that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                        (viii) provide a transfer agent and registrar for all Registrable Shares covered by any registration statement filed pursuant to this Agreement not later than the effective date of such registration statement; and

                        (ix) use its reasonable best efforts to cause all Registrable Shares covered by any registration statement filed pursuant to this Agreement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Shares are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Shares covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure Nasdaq authorization for such Registrable Shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Shares with the NASD.

                        (x) enter into such customary agreements (including underwriting agreements in customary form) and take all such other reasonable actions as the holders of a majority of the Registrable Shares included in any registration statement filed pursuant to this Agreement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares; PROVIDED, that no holder of Registrable Shares shall have any indemnification or contribution obligation inconsistent with SECTION 6 hereof;


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                        (xi)    otherwise use its reasonable best efforts to
comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                        (xii) obtain one or more comfort letters, dated the effective date of any registration statement filed pursuant to this Agreement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Shares included in such registration statement and being sold reasonably request;

                        (xiii) provide a legal opinion of the Company's outside counsel, dated the effective date of any registration statement filed pursuant to this Agreement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Registrable Shares included in the registration).

                        (xiv) cooperate with the sellers of Registrable Shares covered by any registration statement filed pursuant to this Agreement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;

                        (xv) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of any registration statement filed pursuant to this Agreement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

                        (xvi) if requested by the managing underwriter or agent or any holder of Registrable Shares covered by any registration statement filed pursuant to this Agreement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Shares being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;


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                        (xvii)  cooperate with each seller of Registrable Shares
and each underwriter or agent participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD.

                Subject to the provisions of Section 1(b), the Company may require each Beneficiary as to which any registration is being effected to, and each such Beneficiary, as a condition to including Registrable Shares in such registration shall, furnish the Company with such information and affidavits regarding such Beneficiary and the distribution of such securities as the Company may from time to time reasonably request in writing within a reasonable time after receiving such request.

                Each Beneficiary agrees by acquisition of its Registrable Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in PARAGRAPH (VI), such Beneficiary will forthwith discontinue such Beneficiary's disposition of Registrable Shares pursuant to the registration statement relating to such Registrable Shares until such Beneficiary's receipt of the copies of the supplemented or amended prospectus contemplated by PARAGRAPH (VI) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such Beneficiary's possession of the prospectus relating to such Registrable Shares current at the time of receipt of such notice.

                (b) CESSATION OF SALES. Each Beneficiary agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(vi)(B) hereof, such Beneficiary will forthwith discontinue disposition of Registrable Shares pursuant to the then current prospectus until (i) such Beneficiary is advised in writing by the Company that a new registration statement covering the offer of Registrable Shares has become effective under the Securities Act, (ii) such Beneficiary receives copies of any required supplemented or amended prospectus, or (iii) such Beneficiary is advised in writing by the Company that the use of the prospectus may be resumed; provided, however, that the Company shall use its reasonable best efforts to cure any such misstatement, omission or event that is applicable to the registration statement as soon as reasonably practicable after delivery of such notice pursuant to Section 3(a)(vi)(B) hereof. Such periods of discontinued use of the registration statement shall not exceed 120 days in any 365-day period. If so directed by the Company, on the happening of such event, each Beneficiary will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Beneficiary's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

                (c) REGISTRATION EXPENSES. The Company will pay all Registration Expenses incurred in connection with each registration undertaken pursuant to this agreement. In connection with each Piggyback Registration, in addition to such Registration Expenses, the Company will reimburse the holders of Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Shares included in such registration.

        4. Participations in Underwritten Registrations. Any Requesting Beneficiary participating in an underwritten offering pursuant to this Section 4 shall,


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if required by the Managing Underwriter of such offering, enter into an underwriting agreement in a form customary for underwritten offerings of the same general type as such offering. No Requesting Beneficiary may participate in such underwritten offering unless such Beneficiary agrees to sell its Registrable Shares on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Beneficiary disapproves of the terms of an underwriting, such Beneficiary may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Beneficiaries shall be entitled to increase the number of Registrable Shares being registered to the extent of the Registrable Shares so withdrawn in the proportion which the number of Registrable Shares being registered by such remaining Requesting Beneficiary bears to the total number of Registrable Shares being registered by all such remaining Requesting Beneficiaries.

        5. Holdback Agreement. Unless the Managing Underwriter (or, in the case of a non-underwritten Public Offering, the Company) otherwise agrees, and to the extent not otherwise inconsistent with applicable law, each Beneficiary, by acquisition of its Registrable Shares, agrees not to effect any public sale or distribution (including a sale under Rule 144 or Regulation S (or any similar provisions then in effect)) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, (a) during the seven days prior to the effective date of any registration statement filed by the Company in connection with a Public Offering and (b) during the 120 days after the effective date of any registration statement filed by the Company in connection with a Public Offering, in either case except as part of such registration statement, whether or not such holder participates in such registration.

        6.      Indemnification.

                (a) INDEMNIFICATION BY THE COMPANY. The Company shall, to the full extent permitted by law, indemnify and hold harmless each Beneficiary who sells Registrable Shares pursuant to a Shelf Registration Statement or any registration statement filed in connection with a Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such Beneficiary within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities (or actions in respect thereof), joint or several (together, "LOSSES"), to which such Beneficiary or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, or settlement of any litigation, in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, together with documents incorporated therein by reference, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any registration or qualification of Registrable Shares, and the Company will reimburse such Beneficiary and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them, including


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any amounts paid in connection with any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, in connection with investigating or defending any such Losses; PROVIDED that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of such Beneficiary expressly for such use or (B) such Beneficiary's failure to send or give a copy of the final prospectus to the Persons asserting any untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Beneficiary or any other person asserting the right to be indemnified, and shall survive the transfer of such securities by such Beneficiary. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares.

                (b) INDEMNIFICATION BY THE SELLERS. Each Beneficiary holding Registrable Shares which are included or are to be included in any Shelf Registration Statement or any registration statement filed in connection with a Piggyback Registration, as a condition to including Registrable Shares in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, or settlement of any litigation, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of such Beneficiary expressly for such use; and such Beneficiary will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses; PROVIDED, HOWEVER, that the obligation to indemnify will be individual (and not joint and several) to each Beneficiary and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Shares pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any other person asserting the right to be indemnified, and shall survive the transfer of Registrable Shares by such Beneficiary. Each Beneficiary shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Shares, their officers and directors, employees, agents and partners, and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

                (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding PARAGRAPH (A) OR (B) of this
SECTION 6, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this SECTION 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the Indemnified Party may participate in such defense at the Indemnified Party's expense; and PROVIDED FURTHER that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the written opinion of legal counsel to the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party or there is some other conflict of interest between the Indemnifying Party and the Indemnified Party, and in that event the reasonable fees and expenses of such separate counsel to the Indemnified Parties shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. Each Indemnified Party shall furnish such information regarding itself or the claim in question as the Indemnifying Party or Indemnifying Parties may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                (d) CONTRIBUTION. If the indemnity and reimbursement obligation provided for in any paragraph of this SECTION 6 is held by a court of competent jurisdiction to be unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof), claims, damages or liabilities referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof), claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party and any other sellers participating in the registration statement on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by PRO RATA allocation (even if the sellers of Registrable Shares were treated as one entity for this purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph. Notwithstanding the provisions of this SECTION 6, no seller of Registrable Shares shall be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Registrable Shares covered by the registration statement filed pursuant hereto. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

                (e) INDEMNIFICATION PAYMENTS. The indemnification required by this SECTION 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

        7. Covenants Relating to Rule 144. If at any time the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish any Beneficiary with such other information as such Beneficiary may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such Beneficiary to sell any Registrable Shares without registration, and will, at its expense, forthwith upon the request of any Beneficiary, deliver to such Beneficiary a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of Registrable Shares outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

        8.      Other Registration Rights.

                (a) NO EXISTING AGREEMENTS. The Company represents and warrants to the parties hereto that there is not in effect on the date hereof any agreement by the Company

(other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

                (b) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, and will not, on or after the date hereof, except as provided in SECTION 8(C), enter into any agreement with respect to its securities which conflicts with the rights granted to the Beneficiaries in this Agreement or is otherwise inconsistent with the provisions hereof.

                (c) REGISTRATION OF SECURITIES OTHER THAN REGISTRABLE SHARES. Without the written consent of the holders of a majority of the then-outstanding Registrable Shares, the Company will not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the Beneficiaries set forth herein, and, if exercised, would not otherwise conflict or be inconsistent with the provisions of this Agreement.

                (d) FOREIGN REGISTRATIONS. In the event the Company's board of directors (the "BOARD") approves a public offering or sale of the common stock of the Company (or other securities representing, or exercisable for or convertible into, shares of common stock) pursuant to the securities laws of a country other than the United States of America, the Board shall have the power to amend this Agreement in such manner as it shall deem reasonably necessary to ensure that the provisions of this Agreement will apply in a substantial manner to any offering or sale under such foreign securities laws.

        9.      Definitions.

                (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this
Agreement:

        "AGREEMENT" means this Registration Rights Agreement, as the same may be amended from time to time hereafter.

        "ALLOWED SENIOR SECURED CLAIM" has the meaning ascribed to it in the Chapter 11 Plan.

        "BANKRUPTCY CODE" means title 11 of the United States Code, as amended from time to time.

        "BENEFICIARY" means each Person who is a signatory to this agreement or each Person who received beneficial ownership of shares of Common Stock pursuant to the Chapter 11 Plan who may reasonably be deemed an "underwriter" with respect to the Common Stock (as defined in section 1145(b)(i) of the Bankruptcy
Code) (including, without limitation, any person who is an "issuer" with respect to such securities (as defined in Section 2(11) of the Securities Act)), or their respective permitted assigns pursuant to SECTION 10(G).

        "BUSINESS DAY" means a day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

        "CHAPTER 11 PLAN" has the meaning ascribed to it in the preamble.

        "COMMISSION" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

        "COMMON STOCK" has the meaning ascribed to it in the preamble.

        "COMPANY" has the meaning ascribed to it in the preamble.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "INDEMNIFIED PARTY" means a party entitled to indemnity in accordance with SECTION 6.

        "INDEMNIFYING PARTY" means a party obligated to provide indemnity in accordance with SECTION 6.

        "INSPECTORS" has the meaning ascribed to it in SECTION 3(G).

        "LOSSES" has the meaning ascribed to it in SECTION 6(A).

        "MANAGING UNDERWRITER" means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering, if any.

        "NASD" means the National Association of Securities Dealers.

        "NOTICE OF PIGGYBACK REGISTRATION" has the meaning ascribed to it in
Section 2(a).

        "PERSON" means any individual, partnership, corporation (including a business trust), company, joint stock company, trust, unincorporated association, joint venture or any other entity or a government or any political subdivision or agency thereof.

        "PIGGYBACK REGISTRATION" means any registration of any class of Registrable Shares under the Securities Act (other than the first Public Offering and other than a registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of the Company or for the account of any holder of securities of the Company.

        "PUBLIC OFFERING" means any BONA FIDE public offering of equity securities (or securities exchangeable for or convertible into equity securities) of the Company pursuant to an effective registration statement under the Securities Act, or any other applicable law.

        "RECORDS" has the meaning ascribed to it in SECTION 3(G).

        "REGISTRABLE SHARES" means shares of Common Stock acquired by the Beneficiaries on or after the date hereof, pursuant to the Chapter 11 Plan or otherwise, and any shares of Common Stock or other securities that may be received by the Beneficiaries (x) as a result of a stock dividend, stock split or other distribution of Common Stock or
(y) on account of Common Stock in a recapitalization or other transaction involving the Company, in each case upon the respective original issuance thereof, and at all times subsequent thereto; provided, HOWEVER, that the foregoing securities shall cease to be "Registrable Shares" to the extent that
(i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities have been sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) have been met, or (iii) such securities shall have ceased to be outstanding.

        "REGISTRATION EXPENSES" means all reasonable expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration and sale of Registrable Shares under a Shelf Registration Statement or under a registration statement filed with respect to a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees (including all registration, filing, qualification and other fees and expenses of complying with State securities or blue sky laws), all word processing, duplicating and printing expenses, messenger and delivery expenses, road show expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Shares being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Shares, which shall be payable by each holder thereof included in such registration PRO RATA in proportion to the number of Registrable Shares of such holder included in such registration.

        "REGULATION S" means Regulation S promulgated by the Commission under the Securities Act, and any successor provision thereto.

        "REQUESTING BENEFICIARIES" means, with respect to any Piggyback Registration, the Beneficiaries requesting to have Registrable Shares included in such registration in accordance with this Agreement.

        "RULE 415" means Rule 415 promulgated by the Commission under the Securities Act, and any successor provision thereto.

        "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "SHAREHOLDERS" has the meaning ascribed to it in the preamble.

        "SHELF REGISTRATION STATEMENT" means the Initial Shelf Registration and any Subsequent Shelf Registration.

                (b)     Unless the context of this Agreement otherwise requires,
(i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

        10.     Miscellaneous.

                (a) NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be deemed given only when delivered by hand or sent by facsimile (with receipt confirmed) on a Business Day during regular business hours of the recipient (or, if not, on the next succeeding Business Day) or one Business Day after sent by reputable overnight courier service (charges prepaid), as follows:

                        (i)     If to the Company, to:

                                James River Coal Company
                                901 E. Byrd Street, Suite 1600
                                Richmond, VA 23219
                                Facsimile No.:  (804) 780-0643
                                Attention: President

                        (ii) If to a Shareholder, to the address set forth opposite such Shareholder's name on the signature pages hereto; and

                        (iii) If to a Beneficiary other than a Shareholder, to the address set forth on the stock records books of the Company.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be effective upon receipt.

                (b) ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding with respect to the subject matter contained herein and supersedes all prior agreements, negotiations and understandings, written or oral, among the parties with respect to the subject matter hereof and thereof.

                (c) AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of the Company and Beneficiaries owning at least a majority of the Registrable Shares then outstanding; PROVIDED, that any such amendment that adversely affects the rights and obligations of a specific Beneficiary, or group of Beneficiaries, and does not affect all Beneficiaries, shall require the written consent of such Beneficiary or Beneficiaries.

                (d) WAIVER. Subject to PARAGRAPH (E) of this Section, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion. Any delays or omissions to exercise any right, power or remedy accruing to a Beneficiary upon any breach by the Company shall not impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach.

                (e) CONSENTS AND WAIVERS BY BENEFICIARIES. Any consent of the Beneficiaries pursuant to this Agreement, and any waiver by such Beneficiaries of any provision of this Agreement, must be in writing (which may be executed in any number of counterparts) and may be given or taken by Beneficiaries owning at least a majority of the Registrable Shares then outstanding, and any such consent or waiver so given or taken will be binding on all the holders of Registrable Shares; PROVIDED, that any such consent or waiver that adversely affects the rights and obligations of a specific Beneficiary, or group of Beneficiaries, and does not affect all Beneficiaries, shall require the written consent of such Beneficiary or Beneficiaries.

                (f) NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party to this Agreement, except as expressly set forth herein.

                (g) ASSIGNABILITY. The registration rights set forth in this Agreement are assignable to each transferee of Registrable Shares to whom such Registrable Shares are transferred who agrees in writing to be bound by the terms and conditions of this Agreement applicable to such transferor; PROVIDED that such transferee may reasonably be deemed an "underwriter" with respect to the Common Stock (as defined in section 1145(b)(i) of the Bankruptcy Code) (including, without limitation, any person who is an "issuer" with respect to such securities (as defined in Section 2(11) of the Securities Act)). For purposes of this Section 10(g), any transferee who holds five percent (5%) or more of the outstanding Common Stock of the Company upon transfer of such Registrable Shares shall be deemed to be an underwriter until such time as such transferee holds less than five percent (5%) of the outstanding Common Stock.

                (h) BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their successors in interest and permitted assigns.

                (i) DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                (k) NON-EXCLUSIVITY OF REMEDIES. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

                (l) EQUITABLE REMEDIES.The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

                (m) COUNTERPARTS FACSIMILE SIGNATURES. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by facsimile signatures

                (n) DELIVERY BY FACSIMILE.This Agreement and any signed agreement or instrument entered into in connection thereto or contemplated thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense

                (o) ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or to effect the transfer of such Registrable Shares pursuant to such registration.

                (p) SUCCESSORS AND ASSIGNS.This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Shares (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Shares (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Shares (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein..

                (q) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                (r) EXPENSES. Each party shall bear its own expenses incurred in connection with the negotiation, execution and closing of this Agreement.

                (s) TERMINATION. This Agreement shall terminate on the date on which there cease to be any Registrable Shares outstanding; PROVIDED, HOWEVER, that the provisions of SECTION 6 and SECTION 10 shall survive any termination of this Agreement.

                (t) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JAMES RIVER COAL COMPANY


By: /s/ Peter T. Socha
   ---------------------------------------------
Name: Peter T. Socha
Title: President and Chief Executive Officer

CARL MARKS STRATEGIC INVESTMENTS, L.P.                                    ADDRESS:
                                                                          900 Third Avenue, 33rd Floor
By: Carl Marks Management Company, L.P. as General Partner                New York, NY 10022
By: /s/ James F. Wilson                                                   Attn:  James Wilson
   ---------------------------------------------                          Facsimile:  212-980-2631
Name: James F. Wilson
Title: General Partner


CARL MARKS STRATEGIC INVESTMENTS III, L.P.                                ADDRESS:
                                                                          900 Third Avenue, 33rd Floor
By: Carl Marks Management Company, L.P. as General Partner                New York, NY 10022
By: /S/ JAMES F. WILSON                                                   Attn:  James Wilson
   ---------------------------------------------                          Facsimile:  212-980-2631
Name: James F. Wilson
Title: General Partner

MERRILL LYNCH PCG, INC.                                                   ADDRESS:
                                                                          4 World Financial Center, 18th FL
                                                                          New York, NY 10080
By:                                                                       Attention: Lawrence First
   ---------------------------------------------                          Facsimile:  212-449-4296
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.                                       ADDRESS:
                                                                          1633 Broadway 25th Floor
                                                                          New York, NY 10019
By: /s/ Edgar A. Sabounghi                                                Attn: Erma Dell'Aquila
   ---------------------------------------------                          Facsimile: 212-537-1867
Name: Edgar A. Sabounghi
Title: Authorized Signatory


                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA                               ADDRESS:
                                                                          1114 Avenue of the Americas
                                                                          30th Floor
By: /s/ Paul G. Price                                                     New York, NY 10036
   ---------------------------------------------                          Attn: Philip Corsello, Esq.
Name: Paul G. Price                                                       Facsimile: 212-626-2077
Title: Vice President



                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT